UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2010
HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1069 State Route 46 East Batesville, Indiana	47006-8835

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 934-7777
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective March 9, 2010, the Amended Articles of Incorporation (“Articles”) and Amended and Restated Code of By-Laws (“By-Laws”) of Hill-Rom Holdings, Inc. (“Hill-Rom”) were amended and restated as follows:
•
Elimination of Classified Board of Directors. Section 7.1 of the Articles and Section 4.03 of the By-Laws were amended to eliminate Hill-Rom’s classified Board of Directors over several years. Beginning at the 2011 annual meeting of shareholders, directors elected to succeed directors whose terms expire at each annual meeting will be elected for one-year terms. This will result in the entire Board being elected annually for one-year terms beginning at the 2013 annual meeting of shareholders.

•
Elimination of Supermajority Voting Provisions in the Articles and By-Laws. Section 7.3 of the Articles and Section 4.04 of the By-Laws were amended to change the shareholder vote required for removal of directors for cause from two-thirds of the voting power of the shares entitled to vote to a majority of the voting power of the shares entitled to vote. The Articles also were amended to delete in its entirety Section 7.5 of the Articles, which previously required the vote of two-thirds of the voting power of the shares entitled to vote to amend or repeal Article 7 of the Articles.

Copies of the Articles and By-Laws, as amended and restated, are filed as Exhibits 3.1 and 3.2 to this report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Hill-Rom held its annual meeting of shareholders on March 4, 2010. Matters voted upon at the annual meeting were as follows:
•
election of two Class I directors to serve two-year terms expiring in 2012 or until their successors are elected and have qualified and three Class II directors to serve three-year terms expiring in 2013 or until their successors are elected and have qualified;

•	approval of the amendment of the Articles to provide for the annual election of the entire Board of Directors;

•	approval of the amendment of the Articles to eliminate all supermajority voting provisions;

•	approval of a policy providing for an annual non-binding advisory shareholder vote on executive compensation; and

•	ratification of the Audit Committee of the Board of Directors’ appointment of PricewaterhouseCoopers LLP as Hill-Rom’s independent registered public accounting firm.
The final results of the votes taken at the annual meeting were as follows:
Proposal 1: Election of five members to the Board of Directors:

	VOTES	VOTES	BROKER
	FOR	WITHHELD	NON-VOTES

Election of directors in Class I for terms expiring in 2012:

James R. Giertz	50,142,629	321,426	5,203,751
Katherine S. Napier	50,145,766	318,290	5,203,751

Election of directors in Class II for terms expiring in 2013:

Ronald A. Malone	47,537,441	2,926,615	5,203,751
Eduardo R. Menascé	49,829,676	634,379	5,203,751
John J. Greisch	48,428,880	2,035,176	5,203,751
Proposal

	VOTES	VOTES	BROKER
	FOR	AGAINST	NON-VOTES
2. Approval of the amendment of Hill-Rom’s Articles of Incorporation to provide for the annual election of the entire Board of Directors	48,099,130	7,550,833	17,843

3. Approval of the amendment of Hill-Rom’s Articles of Incorporation to eliminate all supermajority voting provisions	48,114,782	7,525,107	27,915

4. Approval of a policy providing for an annual non-binding advisory shareholder vote on executive compensation	48,653,522	6,951,126	63,156

5. Ratification of the appointment of PricewaterhouseCoopers LLP as Hill-Rom’s independent registered public accounting firm	55,285,142	357,438	25,224

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

3.1	Restated and Amended Articles of Incorporation of Hill-Rom Holdings, Inc.
3.2	Amended and Restated Code of By-laws of Hill-Rom Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
DATE: March 10, 2010	BY:	/S/ Gregory N. Miller
Gregory N. Miller
Senior Vice President and Chief Financial Officer

DATE: March 10, 2010	BY:	/S/ Richard G. Keller
Richard G. Keller
Vice President — Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Restated and Amended Articles of Incorporation of Hill-Rom Holdings, Inc.
3.2	Amended and Restated Code of By-laws of Hill-Rom Holdings, Inc.